Exhibit 10.4

Convertible Promissory Note Amendment No. 1

This Convertible Promissory Note Amendment No. 1 (the “First Amendment to Note”) is entered into as of June 12, 2007 (the “Amendment Date”) by and between PTC Therapeutics, Inc., a Delaware corporation (“PTC”), and CV Therapeutics, Inc., a Delaware corporation (“CVT”), for the purpose of amending the Convertible Promissory Note between the same parties dated June 7, 2006 (hereinafter referred to as the “Convertible Note”), with reference to the following facts and circumstances.

WHEREAS, PTC and CVT entered into the Convertible Note in connection with the Collaboration and License Agreement (the “Collaboration Agreement”) dated as of June 7th, 2006; and

WHEREAS, the parties now wish to amend the terms of Convertible Note as set forth in this First Amendment to Note;

NOW, THEREFORE, IN consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

A. CVT Representations. Each Party represents and warrants that as of the Amendment Date it has not assigned or otherwise pledged the Convertible Note and that is has the full power and authority to enter into this First Amendment to Note.

B. Amendment to Convertible Note. Section 1.7 of the Convertible Note is amended and restated in its entirety as follows:

“1.7 “Maturity Date” means January 31, 2011.”

C. Remainder Unchanged. Except as expressly amended by this First Amendment to Note, the Convertible Note shall be unchanged and shall remain in full force and effect and in accordance with its terms. In the event of any conflict between the terms of this First Amendment to Note and the terms of the Convertible Note, the terms of this First Amendment to Note shall govern.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note to be executed by their duly authorized officers as of the first date set forth above.

PTC Therapeutics, Inc.		CV Therapeutics, Inc.

By:	/s/ STUART PELTZ	By:	/s/ LOUIS G. LANGE, M.D., PH.D.
Title:	President and CEO	Title:	CEO and Chairman of the Board

2